This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

68-6-115
MIS68S

Scudder
International
Fund

Semiannual Report
September 30, 1995

* A fund offering opportunities for long-term growth of capital primarily from foreign equity securities.

* A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER INTERNATIONAL FUND
--------------------------------------------------------------------------------

CONTENTS

   2 In Brief

   3 Letter from the Fund's Chairman

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  19 Financial Statements

  22 Financial Highlights

  23 Notes to Financial Statements

  29 Report of Independent Accountants

  30 Investment Products and Services

  31 How to Contact Scudder


IN BRIEF

* Scudder International Fund generated a strong 14.10% total return for the first half of its fiscal year, based on solid returns from many of its European and other holdings.

* The Fund's return outpaced both the unmanaged MSCI EAFE & Canada Index and the average return of the 269 international funds tracked by Lipper Analytical Services.

BAR CHART TITLE:  Total Returns for the Six Months Ended September 30, 1995

CHART DATA:

 Scudder        MSCI EAFE          Lipper average
 International  & Canada           for international
 Fund           Index              funds
 ----           -----              -----
 14.10%         5.08%               9.18%


* The Fund remained overweighted in Europe during the period, given the region's moderate economic growth, low inflation, and attractive valuations.

* The Fund's portfolio managers have invested cautiously in Japan, where the banking industry crisis and a sluggish economy are still concerns. With the yen likely to decline against the dollar in the months ahead, 50% of the portfolio's Japanese stock holdings have been hedged back to U.S. dollars.

LETTER FROM THE FUND'S CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

         In recent months, major international stock markets enjoyed the benefits of low inflation, moderate economic growth, and monetary easing. Several European bourses rallied strongly, while the Japanese market returned more than 20% in the third quarter alone. Volatility in the world's currency markets tempered returns somewhat for U.S. investors, but generally the markets have trended upward in dollar terms. We are particularly pleased with the return of Scudder International Fund for the semiannual period ended September 30, 1995. The Fund's 14.10% gain in net asset value per share is clearly above-average when measured against its benchmark index and the average return of its peer group.

         Although strong, international markets have failed to keep pace with the U.S. stock market, which returned 18.23% for the six-month period and 29.73% for the year-to-date. The fact that the U.S. market has outperformed international markets on the whole suggests that foreign markets are attractively valued by comparison. We expect relative valuations to change in the coming months as the U.S. stock market peaks under pressure from slowing earnings growth and as several factors combine to heighten demand for non-U.S. investments. For example, in Germany and Japan, strong local currencies have kept substantial savings at home -- capital that should flow into other European and Asian markets as the yen and deutchemark decline to more reasonable levels. Furthermore, we believe economic cycles in many foreign markets are more favorable for equity investment than in the United States. Given the opportunity for significant capital appreciation overseas, we are confident that Scudder International Fund is well-positioned to provide attractive returns for its shareholders.

         We would also like to take this opportunity to announce that on October 6, 1995, we introduced Scudder Small Company Value Fund, a pure no-load(TM) mutual fund designed to seek long-term growth of capital through a disciplined, value-oriented approach to small-stock investing. For more information about Scudder Small Company Value Fund and other investment products and services, please see page 30.


                               Sincerely,


                               /s/Edmond D. Villani
                               Edmond D. Villani
                               Chairman,
                               Scudder International Fund

Scudder International Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder International Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,707     7.07%     7.07%
5 Year    $16,884    68.84%    11.04%
10 Year   $40,525   305.25%    15.02%

MSCI EAFE & Canada Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,587     5.87%     5.87%
5 Year    $16,462    64.62%    10.48%
10 Year   $38,878   288.78%    14.53%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30
Scudder International Fund
Year            Amount
----------------------
85             $10,000
86             $16,478
87             $23,720
88             $19,415
89             $26,498
90             $24,002
91             $27,818
92             $27,700
93             $34,203
94             $37,849
95             $40,525

MSCI EAFE & Canada Index
Year            Amount
----------------------
85             $10,000
86             $18,458
87             $26,751
88             $26,429
89             $32,374
90             $23,616
91             $28,686
92             $26,602
93             $33,395
94             $36,720
95             $38,878

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.






-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.



Yearly periods ended September 30
---------------------------------

                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
Net Asset Value...   $40.32  $46.59  $31.96  $39.20  $32.65  $35.30  $34.25  $40.93  $43.73  $45.32
Income Dividends..   $  .49  $  .46  $  .49  $   --  $  .62  $  .55  $  .51  $  .35  $  .34  $   --
Capital Gains
Distributions.....   $ 1.68  $ 8.82  $ 5.37  $ 3.65  $ 2.61  $ 1.77  $  .40  $   --  $ 1.18  $ 1.33
Fund Total
Return (%)........    64.78   43.95  -18.15   36.48   -9.42   15.90    -.45   23.48   10.66    7.07
Index Total
Return (%)........    84.58   44.93   -1.20  -22.49  -27.05   21.47   -7.27   25.54    9.96    5.87


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Geographical (Excludes 3% Cash Equivalents)
---------------------------------------------------------------------------

Europe                   56%              The Funds large weighting in
Japan                    24%              Europe reflects the region's low
Pacific Basin            13%              inflation, moderating economic
Latin America             4%              growth, monetary easing, and
Canada                    3%              attractive stock valuations.
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Sectors (Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing           23%
Financial               13%
Metals & Minerals       10%               In Europe's environment of
Energy                   9%               slowing economic growth,
Technology               7%               financial, pharmaceutical, and
Consumer Staples         6%               select consumer stocks have
Service Industries       6%               provided excellent returns.
Health                   5%
Durables                 5%
Other                   16%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------
 1. SAP AG
        German computer software manufacturer
 2. HITACHI LTD.
        Japanese general electronics manufacturer
 3. NOKIA AB OY
        Leading manufacturer of cellular telephones in Finland
 4. CANON INC.
        Leading producer of visual image and information equipment in Japan
 5. FUJITSU LTD.
        Leading manufacturer of computers in Japan
 6. L.M. ERICSSON TELEPHONE CO.
        Leading manufacturer of cellular telephone equipment in Sweden
 7. MATSUSHITA ELECTRICAL INDUSTRIAL CO., LTD.
        Japanese consumer electronic products manufacturer
 8. BROWN, BOVERI & CIE. AG
        Manufacturer of electrical equipment in Switerland
 9. PHILIPS ELECTRONICS N.V.
        Leading manufacturer of electrical equipment in the Netherlands
10. VEBA AG
        Electric utility, distributor of oil and chemicals in Germany

Many of the Fund's largest holdings produced double-digit gains during the six-month period.

For more complete details about the Fund's Investment Portfolio, see page 10.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER INTERNATIONAL FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

         Scudder International Fund returned a strong 14.10% during the six months ended September 30, 1995, including an increase in net asset value per share of $5.60, from $39.72 to $45.32. The Fund's return surpassed that of its benchmark index and the average return of its peers. The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index returned 5.08% for the six months, while the 269 international funds tracked by Lipper returned 9.18% on average.

         International stock markets have been characterized by conflicting trends in recent months. Several European bourses reached all time highs, propelled by low inflation, monetary easing, and concerted intervention by major central banks to support the U.S. dollar. The Japanese market responded positively when the value of the dollar climbed over 100 yen, offering the prospect of relief to an economy hindered by its overvalued currency. A cut in Japan's official discount rate to a record low, together with the perception that Japanese financial policy was finally taking a positive turn, provided further support. However, markets faltered toward the end of the period when the U.S. currency fell back after only a short rally. The dollar decline was prompted by several factors including a disappointing Japanese fiscal package, fears that a dispute between Germany and other EU members could threaten the creation of monetary union in Europe, and stronger-than-expected U.S. economic data. We continue to believe that the dollar will strengthen against the yen in the coming months, although we do not rule out further temporary setbacks.

         Despite volatility in the latter part of the period, several markets had excellent returns. The Nordic bourses continued to steam ahead, with Sweden and Finland rising 28.7% and 51.3%, respectively. Strong performance from Ericsson and Nokia, global players in cellular telecommunications (and large holdings in the portfolio) helped lead these indices. The U.K. market rallied 13.6%, driven by a more favorable interest rate environment and takeover bid activity largely in the utility sector. (News that PowerGen -- a portfolio holding -- and Midlands Electric were in bid talks led to a speculative surge in the market.) Meanwhile, the French stock market fell when the French budget raised doubts about the government's commitment to fiscal austerity. Also, controversy surrounding France's nuclear testing in the Pacific negatively affected investor confidence. In Asia, the Japanese market returned 11.7% for the period, and Hong Kong returned 13.1% thanks to a favorable economic backdrop

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
and a stronger dollar. Elsewhere, Brazil led emerging South American markets with a 40.1% surge, inspired by lower inflation, falling interest rates, and confidence in the economy.

             Portfolio Strategy: Heavy Weighting in Europe,
                        Focus on Stock Selection

         The Fund remains overweighted in Europe for a number of reasons. Growth is moderate overall, inflation is low, and the interest rate environment is constructive for equities. Also, from a valuation standpoint, European markets are among the cheapest in the developed world, with such valuations generally underpinned by strong earnings momentum.

         Portfolio performance continues to be enhanced by positions in Europe's emerging global competitors. SAP, the fast-growing German manufacturer of computer software, was up 102% during the period; while Nordic companies Nokia and Ericsson gained 81% and 59%, respectively. The portfolio is also positioned in telecommunications stocks with a domestic focus. Telecom Italia Mobile is the primary supplier of cellular phone service in Italy. Italy has the fastest-growing market for cellular phones in Europe, and recent stock price appreciation reflects the strong earnings momentum anticipated over the next few years. We also continue to emphasize companies that are rationalizing and downsizing their operations. Germany's Siemens is one of the world's largest manufacturers of electrical and electronic equipment. Management has instituted a major restructuring in recent years, and the company is expected to emerge as a more focused and flexible entity. In a macroeconomic environment where growth appears to be slowing, stocks with a more defensive tilt, such as pharmaceuticals, have had excellent returns. Zeneca (up 32%) is a British bioscience group with one of the premier pipelines in the industry. In the wake of drug industry reform, companies with innovative portfolios like Zeneca's stand to benefit most. Stock performance over the quarter was further enhanced by bid rumors for the company.

SCUDDER INTERNATIONAL FUND
--------------------------------------------------------------------------------

BAR CHART TITLE:      Geographic Distribution of Portfolio Holdings
CHART DATA:

Japan                         22.7%                22.0%
United Kingdom                10.0%                10.6%
France                         7.1%                 6.4%
Germany                        5.9%                 5.5%
Netherlands                    5.6%                 5.0%
Sweden                         5.2%                 3.4%
Switzerland                    5.1%                 5.6%
Hong Kong                      4.0%                 3.5%
CHART FOOTNOTE:

Represents investments in common stock as a percentage of the total portfolio.

          In Japan, we remain cautious. Policy makers have failed to implement the important structural changes necessary to resolve the banking crises and jump-start the economy. Though underweight in Japan versus the Fund's benchmark index, we are positioned in globally competitive technology companies with positive earnings momentum, where a weaker yen should aid profits. Portfolio holdings such as Fujitsu (up 45%), Hitachi (up 20%), and Kyocera (up 26% during the period) are beneficiaries of strong global demand for semiconductors and computers and have stock valuations in line with their international peers. Despite the recent whipsaw in currency values, we anticipate the yen will decline to more reasonable levels versus the dollar. As a result, we have hedged 50% of the portfolio's Japanese equity exposure.

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

         We maintain a selective approach toward emerging markets. In Southeast Asia, rapid economic growth and the ability to produce cheaply continues to attract investors. Stock selection remains focused on industrial conglomerates, the banking sector, and consumer-related companies. In Latin America, our most important weighting is in Brazil (3.1% of portfolio holdings on September 30), led by Companhia Vale do Rio Doce, a mining and industrial company. While progress on constitutional reforms and privatizations is moving slowly, the Real plan is working, inflation continues to trend lower, and the popularity of President Cardoso lends support to the government in passing much-needed reforms.

                             Looking Ahead

         In recent months, economic statistics coming from around the world have confirmed our expectations for very modest global inflation against a backdrop of subdued economic growth. We therefore anticipate a benign environment for interest rates, with most central banks steering a cautious path between stimulating growth and containing inflation. In fact, during the most recent quarter, rates continued to come down in many developed countries.

         There are additional reasons for optimism. Despite recent strong returns, international equities have reached a very extended low relative to U.S. equity returns, suggesting opportunities for price appreciation. Moreover, as savings begin to flow out of Japan and Germany, and as the U.S. stock market peaks, we believe strong investor demand will propel stock prices overseas. While a rise in the dollar may temper gains somewhat on international investments for U.S. investors, profits of large foreign firms should rebound strongly on U.S. dollar strength. For the long-term investor, we believe the Fund is well positioned for capital appreciation.

Sincerely,

Your Portfolio Management Team



/s/Carol L. Franklin                /s/ Nicholas Bratt
Carol L. Franklin                   Nicholas Bratt

/s/Irene T. Cheng                   /s/Joan R. Gregory
Irene T. Cheng                      Joan R. Gregory

/s/Francisco S. Rodrigo III
Francisco S. Rodrigo III

SCUDDER INTERNATIONAL FUND
INVESTMENT PORTFOLIO  AS OF SEPTEMBER 30, 1995

------------------------------------------------------------------------------------------------------------------------
                  % of      Principal                                                                           Market
                Portfolio  Amount ($)                                                                          Value ($)
------------------------------------------------------------------------------------------------------------------------
                   1.4%          REPURCHASE AGREEMENTS

                              32,279,000          Repurchase Agreement with Salomon
                                                    Brothers dated 9/29/95 at 6.07% to be
                                                    repurchased at $32,295,328 on 10/2/95,
                                                    collateralized by a $27,771,000
                                                    U.S. Treasury Note, 8%, 11/15/21
                                                    (Cost $32,279,000) . . . . . . . . . . . . . . .          32,279,000
                                                                                                           -------------

                   0.8%          COMMERCIAL PAPER

                              10,000,000          General Electric Capital Services Inc.,
                                                    5.73%, 10/2/95 . . . . . . . . . . . . . . . . .          10,000,000
                               9,250,000          Rincon Securities Inc., 5.75%, 10/16/95. . . . . .           9,227,839
                                                                                                           -------------
                                                  TOTAL COMMERCIAL PAPER (Cost $19,227,839). . . . .          19,227,839
                                                                                                           -------------


                   1.2%          SHORT-TERM NOTES

                              30,000,000          Federal National Mortgage Association
                                                    Discount Note, 6.3%, 10/2/95
                                                    (Cost $29,994,750) . . . . . . . . . . . . . . .          29,994,750
                                                                                                           -------------


                   0.7%          CONVERTIBLE BONDS

KOREA              0.5%        5,000,000          Ssangyong Cement Industrial Co., Ltd., 3%,
                                                    12/31/05 . . . . . . . . . . . . . . . . . . . .           6,125,000
                               4,000,000          Tong Yang Nylon, 3.25%, 12/31/05 . . . . . . . . .           4,920,000
                                                                                                           -------------
                                                                                                              11,045,000
                                                                                                           -------------

PHILIPPINES        0.2%        7,000,000          International Container Terminal Services,
                                                    Inc., 5%, 9/15/01. . . . . . . . . . . . . . . .           5,915,000
                                                                                                           -------------
                                                  TOTAL CONVERTIBLE BONDS (Cost $15,795,064) . . . .          16,960,000
                                                                                                           -------------



                   4.6%          PREFERRED STOCKS
                                 Shares

GERMANY            4.1%           70,000          RWE AG (Producer and marketer of
                                                    petroleum and chemical products) . . . . . . . .          18,972,008
                                 490,000          SAP AG (Computer software manufacturer). . . . . .          79,792,162
                                                                                                           -------------
                                                                                                              98,764,170
                                                                                                           -------------

ITALY              0.5%        4,800,000          Fiat SpA (Multi-industry, automobiles) . . . . . .          11,164,522
                                                                                                           -------------
                                                  TOTAL PREFERRED STOCKS (Cost $40,600,616). . . . .         109,928,692
                                                                                                           -------------



        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-----
 10

                                                            INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                  % of                                                                                          Market
                Portfolio    Shares                                                                            Value ($)
------------------------------------------------------------------------------------------------------------------------
                  90.2%          COMMON STOCKS

ARGENTINA          0.6%          785,000          YPF SA "D" (ADR) (Petroleum company) . . . . . . .          14,130,000
                                                                                                           -------------
AUSTRALIA          1.3%        6,184,644          Ampol Exploration Ltd. (Oil and gas
                                                    exploration company) . . . . . . . . . . . . . .          13,367,767
                                  61,676          Coca Cola Amatil Ltd. (Soft drink bottler
                                                    and distributor) . . . . . . . . . . . . . . . .             463,786
                               5,391,300          Poseidon Gold Ltd. (Growing gold producer) . . . .          10,063,952
                               1,480,100          Woodside Petroleum Ltd. (Major oil and gas
                                                    producer). . . . . . . . . . . . . . . . . . . .           7,114,204
                                                                                                           -------------
                                                                                                              31,009,709
                                                                                                           -------------

BRAZIL             3.1%       43,226,227          Centrais Eletricas Brasileiras S/A "B" (pfd.)
                                                    (Electric utility) . . . . . . . . . . . . . . .          13,334,569
                                 241,379          Companhia Cervejaria Brahma (pfd.) (Leading
                                                    beer producer and distributor) . . . . . . . . .             98,395
                             132,060,000          Companhia Vale do Rio Doce (pfd.) (Diverse
                                                    mining and industrial complex) . . . . . . . . .          22,309,071
                             108,000,000          Petroleo Brasileiro S/A (pfd.) (Petroleum
                                                    company) . . . . . . . . . . . . . . . . . . . .          11,445,360
                             300,000,000          Telecomunicacoes Brasileiras S.A. (pfd.)
                                                    (Telecommunication services) . . . . . . . . . .          14,306,700
                          10,499,200,000          Usinas Siderurgicas de Minas Gerais S/A
                                                    (pfd.) (Non-coated flat products and
                                                    electrolytic galvanized products). . . . . . . .          11,677,406
                                                                                                           -------------
                                                                                                              73,171,501
                                                                                                           -------------

CANADA             2.7%          755,000          Barrick Gold Corp. (Gold exploration and
                                                    production in North and South America) . . . . .          19,521,746
                                 225,000          Canadian Pacific Ltd. (Transportation and
                                                    resource conglomerate) . . . . . . . . . . . . .           3,600,000
                                 701,941          Canadian Pacific Ltd. (Ord.) . . . . . . . . . . .          11,229,385
                               1,246,000          Hemlo Gold Mines, Inc. (Large gold producer,
                                                    with single mine in Ontario; active exploration
                                                    company) . . . . . . . . . . . . . . . . . . . .          12,747,870

                                 500,000          Imperial Oil Ltd. (Producer and refiner of natural
                                                    gas and petroleum products in Canada). . . . . .          18,601,882
                                                                                                           -------------
                                                                                                              65,700,883
                                                                                                           -------------

FINLAND            3.3%          308,000          Metsa-Serla Oy "B" (Tissue paper producer) . . . .          12,244,946
                                 600,000          Nokia AB Oy "A" (Leading manufacturer of
                                                    cellular telephones) . . . . . . . . . . . . . .          42,094,924
                               1,393,000          Outokumpu Oy "A" (Metals and minerals) . . . . . .          24,758,363
                                                                                                           -------------
                                                                                                              79,098,233
                                                                                                           -------------


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----
                                                                              11

SCUDDER INTERNATIONAL FUND

------------------------------------------------------------------------------------------------------------------------
                   % of                                                                                         Market
                 Portfolio      Shares                                                                         Value ($)
------------------------------------------------------------------------------------------------------------------------
FRANCE             7.1%          175,000          AXA (Insurance group providing insurance,
                                                    finance and real estate services worldwide). . .           9,231,668
                                  44,200          Carrefour (Hypermarket and food retailing) . . . .          25,947,187
                                  90,495          Castorama-Dubois Investissements (Retailer,
                                                    wholesaler and distributor). . . . . . . . . . .          14,742,431
                                 185,000          Compagnie Bancaire SA (Bank) . . . . . . . . . . .          17,244,871
                                 164,533          Compagnie de Saint-Gobain (Glass
                                                    manufacturer). . . . . . . . . . . . . . . . . .          20,052,773
                                  88,000          LVMH Moet-Hennessy Louis Vuitton (Producer
                                                    of wine, spirits and luxury products). . . . . .          16,606,134
                                 241,608          Societe Nationale Elf Aquitaine
                                                    (Petroleum company). . . . . . . . . . . . . . .          16,308,417
                                 353,976          Total SA "B" (International oil and gas
                                                    exploration, development and production) . . . .          21,426,945
                                 113,000          Union des Assurances Federales SA
                                                    (Insurance group). . . . . . . . . . . . . . . .          11,591,509
                                 392,465          Valeo SA (Automobile and truck components
                                                    manufacturer). . . . . . . . . . . . . . . . . .          18,479,258
                                                                                                           -------------
                                                                                                             171,631,193
                                                                                                           -------------

GERMANY            5.9%           80,000          Bayer AG (Leading chemical producer) . . . . . . .          20,377,887
                                 411,910          Deutsche Bank AG (Bank). . . . . . . . . . . . . .          19,609,683
                                  71,162          Mannesmann AG (Bearer) (Diversified
                                                    construction and technology company) . . . . . .          23,355,478
                                 243,000          Schering AG  (Pharmaceutical and chemical
                                                    producer). . . . . . . . . . . . . . . . . . . .          17,923,163
                                  24,000          Siemens AG (Bearer)  (Manufacturer of
                                                    electrical and electronic equipment) . . . . . .          12,114,206
                                 741,500          VEBA AG (Electric utility, distributor of oil and
                                                    chemicals) . . . . . . . . . . . . . . . . . . .          29,426,498
                                  51,000          Viag AG (Provider of electrical power and
                                                    natural gas services, aluminum products,
                                                    chemicals, ceramics and glass) . . . . . . . . .          19,629,111
                                                                                                           -------------
                                                                                                             142,436,026
                                                                                                           -------------

HONG KONG          4.0%       10,000,000          First Pacific Co., Ltd. (International
                                                    management and investment company) . . . . . . .          10,670,357
                               1,718,844          HSBC Holdings Ltd. (Bank). . . . . . . . . . . . .          23,898,461
                              10,278,674          Hong Kong & China Gas Co., Ltd. (Gas utility). . .          16,551,275
                               4,838,584          Hutchison Whampoa, Ltd. (Container terminal
                                                    and real estate company) . . . . . . . . . . . .          26,221,487
                               4,969,000          Television Broadcasts, Ltd. (Television
                                                    broadcasting). . . . . . . . . . . . . . . . . .          19,794,508
                                                                                                           -------------
                                                                                                              97,136,088
                                                                                                           -------------

HUNGARY            0.1%            3,619          First Hungary Fund (Investment company) (d). . . .           3,485,097
                                                                                                           -------------
INDIA              0.4%        2,110,000          The India Fund (Investment company)* . . . . . . .          10,667,829
                                                                                                           -------------


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 12

                                                            INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                   % of                                                                                         Market
                 Portfolio      Shares                                                                         Value ($)
------------------------------------------------------------------------------------------------------------------------
INDONESIA          1.2%        1,200,000          HM Sampoerna (Foreign registered)
                                                    (Tobacco company). . . . . . . . . . . . . . . .          11,176,341
                                 800,000          Indocement Tunggal (Foreign registered)
                                                    (Cement producer). . . . . . . . . . . . . . . .           2,913,264
                               3,369,600          Kalbe Farma (Foreign registered)
                                                    (Pharmaceutical producer and distributor)* . . .          13,460,552
                                  82,000          Kalbe Farma (Ordinary) . . . . . . . . . . . . . .             327,566
                                                                                                           -------------
                                                                                                              27,877,723
                                                                                                           -------------

ITALY              2.3%        6,500,000          Istituto Nazionale delle Assicurazione
                                                    (Insurance company). . . . . . . . . . . . . . .           8,788,960
                               5,050,000          Societa Finanziaria Telefonica Torino SpA
                                                    (Telephone utility and telecommunication
                                                    equipment manufacturer). . . . . . . . . . . . .          15,348,116
                               3,700,000          Telecom Italia SpA (Telecommunication
                                                    services)* . . . . . . . . . . . . . . . . . . .           6,115,987
                              15,250,000          Telecom Italia Mobile SpA (Cellular
                                                    telecommunication services)* . . . . . . . . . .          25,444,255
                                                                                                           -------------
                                                                                                              55,697,318
                                                                                                           -------------

JAPAN             22.7%        2,258,000          Canon Inc. (Leading producer of visual
                                                    image and information equipment) . . . . . . . .          40,347,888
                                   1,350          DDI Corp. (Long distance telephone and
                                                    cellular operator) . . . . . . . . . . . . . . .          11,148,352
                               2,850,000          Fujitsu Ltd. (Leading manufacturer of
                                                    computers) . . . . . . . . . . . . . . . . . . .          35,964,868
                               4,331,000          Hitachi Ltd. (General electronics manufacturer). .          47,221,039
                               1,800,000          Hitachi Metals, Ltd. (Major producer of high-
                                                    quality specialty steels). . . . . . . . . . . .          21,260,916
                                 250,000          Horipro Inc. (Growing entertainment production
                                                    company) . . . . . . . . . . . . . . . . . . . .           3,836,253
                                 318,000          Ito-Yokado Co., Ltd. (Leading supermarket
                                                    operator). . . . . . . . . . . . . . . . . . . .          17,592,651
                               2,550,000          Itochu Corp. (Leading general trading
                                                    company) . . . . . . . . . . . . . . . . . . . .          15,729,140
                               5,100,000          Kawasaki Steel Corp. (Major integrated steel
                                                    maker) . . . . . . . . . . . . . . . . . . . . .          18,329,211
                                 192,000          Keyence Corp. (Specialized manufacturer
                                                    of sensors). . . . . . . . . . . . . . . . . . .          23,841,300
                                 352,000          Kyocera Corp. (Leading ceramic package
                                                    manufacturer). . . . . . . . . . . . . . . . . .          28,926,152
                                 265,000          Mabuchi Motor Co., Ltd. (Manufacturer of
                                                    DC motors) . . . . . . . . . . . . . . . . . . .          15,650,396
                               2,126,000          Matsushita Electrical Industrial Co., Ltd.
                                                    (Consumer electronic products manufacturer). . .          32,623,492



        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----
                                                                              13

SCUDDER INTERNATIONAL FUND

------------------------------------------------------------------------------------------------------------------------
                   % of                                                                                         Market
                 Portfolio      Shares                                                                         Value ($)
------------------------------------------------------------------------------------------------------------------------
                               1,736,000          NGK Spark Plug Co., Ltd. (Leading
                                                    manufacturer of automotive spark plugs). . . . .          23,484,327
                               1,300,000          NSK Ltd. (Leading manufacturer of bearings
                                                    and other machinery parts) . . . . . . . . . . .           7,979,405
                                 234,000          Nichiei Co., Ltd. (Finance company for small
                                                    and medium-sized firms). . . . . . . . . . . . .          15,024,380
                                 731,000          Nippon Shokubai Corp., Ltd. (Specialty
                                                    chemical producer) . . . . . . . . . . . . . . .           6,715,562
                               4,150,000          Nisshin Steel Co., Ltd. (Blast furnace
                                                    steelmaker). . . . . . . . . . . . . . . . . . .          17,303,013
                                 430,000          Pioneer Electronics Corp. (Leading
                                                    manufacturer of audio equipment) . . . . . . . .           7,770,431
                                 350,000          SMC Corp. (Leading maker of pneumatic
                                                    equipment) . . . . . . . . . . . . . . . . . . .          23,673,717
                                  10,000          Secom Co., Ltd. (Electronic security system
                                                    operator). . . . . . . . . . . . . . . . . . . .             666,296
                               1,650,000          Sekisui Chemical Co., Ltd. (Leading chemical
                                                    producer, PVC resin processor) . . . . . . . . .          20,988,340
                               1,150,000          ShinMaywa Industries, Ltd. (Leading maker of
                                                    dump trucks and other specialty vehicles). . . .           9,810,206
                                 342,000          Sony Corp. (Consumer electronic products
                                                    manufacturer). . . . . . . . . . . . . . . . . .          17,746,504
                               1,450,000          Sumitomo Corp. (Leading general trading
                                                    company, with offices, subsidiaries and
                                                    affiliates throughout the world) . . . . . . . .          13,862,501
                               1,540,000          Sumitomo Electric Industries, Ltd. (Leading
                                                    manufacturer of electric wires and cables) . . .          18,811,771
                               7,650,000          Sumitomo Metal Industries, Ltd. (Leading
                                                    integrated crude steel producer)*. . . . . . . .          22,242,189
                                 900,000          Takeda Chemical Industries, Ltd. (Leading
                                                    pharmaceutical manufacturer) . . . . . . . . . .          12,538,489
                               2,150,000          Toshiba Corp. (General electronics
                                                    manufacturer). . . . . . . . . . . . . . . . . .          15,736,207
                                                                                                           -------------
                                                                                                             546,824,996
                                                                                                           -------------

KOREA              2.1%    250 units (c)          Korea 1990 Trust IDR  (Investment company) . . . .           1,250,000
                           585 units (c)          Korea Asia Fund (IDR) (Investment company)*. . . .           6,800,625
                           190 units (c)          Korea Equity Trust IDR (Investment company). . . .           2,280,000
                                 257,668          Korea Long Term Credit Bank
                                                    (Major commercial bank). . . . . . . . . . . . .           7,949,403
                                  21,000          Korea Trust (Investment company) (b) . . . . . . .           1,312,500
                                   7,030          Pohang Iron & Steel Co., Ltd. (d) (Leading
                                                    producer of steel products for construction
                                                    and shipbuilding industries) . . . . . . . . . .             728,074
                                  75,000          Pohang Iron & Steel Co., Ltd. (ADR). . . . . . . .           2,465,625
                                  26,673          Samsung Electronics Co., Ltd. (GDS)
                                                    (Voting)(Major electronics manufacturer) . . . .           3,200,760



        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 14

                                                            INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                   % of                                                                                         Market
                 Portfolio      Shares                                                                         Value ($)
------------------------------------------------------------------------------------------------------------------------
                                   5,278          Samsung Electronics Co., Ltd. (GDS)
                                                    (Voting)(New(e)) (d) . . . . . . . . . . . . . .             632,906
                                   4,058          Samsung Electronics Co., Ltd. (GDS)
                                                    (Voting)(New(e)) (d) . . . . . . . . . . . . . .             486,027
                                 246,705          Samsung Electronics Co., Ltd. (GDS)
                                                    (Non-voting) . . . . . . . . . . . . . . . . . .          17,269,350
                                  48,823          Samsung Electronics Co., Ltd. (GDS)
                                                    (Non-voting)(New(e)) . . . . . . . . . . . . . .           2,929,380
                                  95,917          Samsung Heavy Industries Co., Ltd.
                                                    (Machinery manufacturer) . . . . . . . . . . . .           3,034,084
                                  12,527          Samsung Heavy Industries Co., Ltd.
                                                    (New(e)) . . . . . . . . . . . . . . . . . . . .             378,321
                                                                                                           -------------
                                                                                                              50,717,055
                                                                                                           -------------

MALAYSIA           1.4%        2,550,000          Malayan Banking Bhd. (Leading banking
                                                    and financial services group). . . . . . . . . .          20,607,086
                               8,100,000          Renong Berhad (Holding company involved
                                                    in engineering and construction, financial
                                                    services, telecommunication and information
                                                    technology). . . . . . . . . . . . . . . . . . .          14,058,917
                                                                                                           -------------
                                                                                                              34,666,003
                                                                                                           -------------

NETHERLANDS        5.6%          695,500          AEGON Insurance Group NV (Insurance
                                                    company) . . . . . . . . . . . . . . . . . . . .          25,171,553
                                 120,000          Akzo-Nobel N.V.  (Chemical producer) . . . . . . .          14,409,301
                               1,676,000          Elsevier NV (International publisher of
                                                    scientific, professional, business, and
                                                    consumer information books). . . . . . . . . . .          21,476,435
                                 160,000          Heineken Holdings N.V. "A" (Brewery) . . . . . . .          23,802,975
                                 605,000          Philips Electronics N.V. (Leading
                                                    manufacturer of electrical equipment). . . . . .          29,497,437

                                 229,963          Wolters Kluwer CVA (Publisher) . . . . . . . . . .          21,116,117
                                                                                                           -------------
                                                                                                             135,473,818
                                                                                                           -------------

NORWAY             1.0%        1,823,200          Saga Petroleum AS "A"  (Oil and gas
                                                    exploration and production). . . . . . . . . . .          23,517,669
                                                                                                           -------------

PHILIPPINES        0.5%                4          Philippine Long Distance Telephone Co.
                                                    (Telecommunication services) . . . . . . . . . .                 265
                               3,110,926          San Miguel Corp. "B" (Brewery) . . . . . . . . . .          10,984,655
                                                                                                           -------------
                                                                                                              10,984,920
                                                                                                           -------------

SPAIN              3.5%          198,000          Acerinox, S.A (Stainless steel producer) . . . . .          22,518,148
                                  19,800          Acerinox, S.A. (New(e))(d) . . . . . . . . . . . .           2,026,633
                                 147,600          Banco Popular Espanol, S.A. (Retail bank). . . . .          22,881,691
                                 381,000          Compania Telefonica Nacional de
                                                    Espana SA (ADR)  (Telecommunication
                                                    services). . . . . . . . . . . . . . . . . . . .          15,763,875


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----
                                                                              15

SCUDDER INTERNATIONAL FUND

------------------------------------------------------------------------------------------------------------------------
                   % of                                                                                         Market
                 Portfolio      Shares                                                                         Value ($)
------------------------------------------------------------------------------------------------------------------------
                                 163,300          Repsol SA (Integrated oil company) . . . . . . . .           5,117,120
                                 513,000          Repsol SA (ADR). . . . . . . . . . . . . . . . . .          16,287,750
                                                                                                           -------------
                                                                                                              84,595,217
                                                                                                           -------------

SWEDEN             5.2%          798,100          Astra AB "A" (Free)  (Pharmaceutical
                                                    company) . . . . . . . . . . . . . . . . . . . .          28,606,147
                               1,400,000          L.M. Ericsson Telephone Co. "B" (ADR)
                                                    (Leading manufacturer of cellular
                                                    telephone equipment) . . . . . . . . . . . . . .          34,300,000
                               1,400,000          L.M. Ericsson Telephone Co. "B" (ADR)
                                                    Rights  (expire 10/23/95)*(d). . . . . . . . . .           1,618,750
                                 330,000          Mo och Domsjo AB "B" (Free)
                                                    (Manufacturer of newsprint, paperboard,
                                                    and various sawn timber products). . . . . . . .          20,752,771
                                 750,000          S.K.F. AB "B" (Free) (Manufacturer of roller
                                                    bearings). . . . . . . . . . . . . . . . . . . .          16,551,157
                               1,040,000          Skandia Foersaekrings AB (Free)
                                                    (Financial conglomerate)*. . . . . . . . . . . .          24,526,002
                                                                                                           -------------
                                                                                                             126,354,827
                                                                                                           -------------


SWITZERLAND        5.1%           27,610          Brown, Boveri & Cie. AG (Bearer)
                                                    (Manufacturer of electrical equipment) . . . . .          31,987,705
                                  19,850          Holderbank Financiere Glaris AG (Bearer)
                                                    (Cement company) . . . . . . . . . . . . . . . .          15,594,895
                                  99,250          Holderbank Financiere Glaris AG Warrants
                                                    (expire 12/20/95)* . . . . . . . . . . . . . . .             120,225
                                  14,737          Nestle SA (Registered) (Food manufacturer) . . . .          15,084,465
                                  14,490          SGS Holdings SA (Bearer) (Trade
                                                    inspection company). . . . . . . . . . . . . . .          26,829,851
                                  20,000          Sandoz Ltd. AG (Registered) (Pharmaceutical
                                                    company) . . . . . . . . . . . . . . . . . . . .          15,228,207
                                  46,813          Swiss Bank Corp. (Bearer) (Switzerland's
                                                    second largest universal bank) . . . . . . . . .          17,902,960
                                                                                                           -------------
                                                                                                             122,748,308
                                                                                                           -------------

THAILAND           1.1%        1,250,000          Bangkok Bank Ltd. (Foreign registered)
                                                    (Leading commercial bank, providing full
                                                    range of financial services) . . . . . . . . . .          14,046,623
                               1,500,000          Thai Farmers Bank (Foreign registered)
                                                    (Commercial bank). . . . . . . . . . . . . . . .          13,030,484
                                                                                                           -------------
                                                                                                              27,077,107
                                                                                                           -------------

UNITED KINGDOM    10.0%        2,150,000          Argyll Group PLC (Owner and operator of
                                                    retail food supermarkets). . . . . . . . . . . .          11,481,504
                               3,100,000          British Gas PLC (Integrated gas utility) . . . . .          12,979,298
                               2,842,087          British Petroleum PLC (Major
                                                    integrated world oil company). . . . . . . . . .          21,232,659


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 16

                                                            INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                   % of                                                                                         Market
                 Portfolio      Shares                                                                         Value ($)
------------------------------------------------------------------------------------------------------------------------
                               1,395,000          Carlton Communications PLC  (Television
                                                    post production products and services) . . . . .          22,866,829
                                 712,139          De La Rue PLC(Printer of commercial bank
                                                    notes and securities). . . . . . . . . . . . . .          10,193,812
                               2,500,000          Enterprise Oil PLC (Oil and gas exploration
                                                    and production). . . . . . . . . . . . . . . . .          14,101,063
                               9,494,993          Lasmo PLC (Oil production and exploration) . . . .          24,912,597
                               2,434,625          PowerGen PLC (Electric utility). . . . . . . . . .          21,213,935
                               1,673,770          RTZ Corp. PLC (Mining and finance company) . . . .          24,395,279
                               3,089,600          Reuters Holdings PLC (International
                                                    news agency) . . . . . . . . . . . . . . . . . .          27,311,527
                               2,289,596          SmithKline Beecham "A" (Manufacturer of
                                                  ethical drugs and healthcare products) . . . . . .          23,115,503
                               1,435,000          Zeneca Group PLC (Holding company:
                                                    manufacturing and marketing of
                                                    pharmaceutical and agrochemical
                                                    products and specialty chemicals). . . . . . . .          25,878,160
                                                                                                           -------------
                                                                                                             239,682,166
                                                                                                           -------------

                                                  Total Common Stocks (Cost $1,822,368,347). . . . .       2,174,683,686
                                                                                                           -------------

                   1.1%          PURCHASED OPTIONS

                               Principal
                                  Amount
------------------------------------------------------------------------------------------------------------------------
                     JPY   8,452,000,000          Put on Japanese Yen, strike price 96, expire
                                                    8/15/96. . . . . . . . . . . . . . . . . . . . .           4,361,232
                     JPY   3,100,000,000          Put on Japanese Yen, strike price 88, expire
                                                    7/10/96. . . . . . . . . . . . . . . . . . . . .           3,332,500
                     JPY   5,600,000,000          Put on Japanese Yen, strike price 91.47,
                                                    expire 8/6/96. . . . . . . . . . . . . . . . . .           4,356,800
                     JPY  10,080,000,000          Put on Japanese Yen, strike price 84.8,
                                                    expire 4/11/96 . . . . . . . . . . . . . . . . .          14,822,640
                                                                                                           -------------
                                                  Total Purchased Options (Cost $10,234,138) . . . .          26,873,172
                                                                                                           -------------

------------------------------------------------------------------------------------------------------------------------

                                                  Total Investment Portfolio -- 100.0%
                                                    (Cost $1,970,499,754) (a). . . . . . . . . . . .       2,409,947,139
                                                                                                           -------------
                                                                                                           -------------



(a) The cost for federal income tax purposes was $1,991,409,139. At September 30, 1995, net unrealized appreciation for all securities based on tax cost was $418,538,000. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $513,912,388 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $95,374,388.

(b) Security trades in units; however, equivalent shares are represented in the portfolio.


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----
                                                                              17

SCUDDER INTERNATIONAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(c) 500 shares = 1 IDR unit (International Depository Receipt) for Korea Asia Fund.1,000 shares = 1 IDR unit for Korea 1990 Trust and Korea Equity Trust.

(d) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at September 30, 1995 aggregated $4,763,228. See Note A of the Notes to Financial Statements.

(e) New shares issued during 1995, eligible for a pro rata share of 1995 dividends.

*    Non-income producing security.


     Sector breakdown of the Fund's equity securities is noted on page 5.

     At September 30, 1995, outstanding written call options were as follows (Note A):



                                          PRINCIPAL        EXPIRATION        STRIKE          MARKET
                                           AMOUNT             DATE            PRICE           VALUE
                              ------------------------------------------------------------------------
     Japanese Yen. . . . . . .       JPY  8,452,000,000       Aug. 96      JPY  88.88      2,451,080
     Japanese Yen. . . . . . .       JPY  5,600,000,000       Aug. 96      JPY  82.62        649,600
     Japanese Yen. . . . . . .       JPY 10,080,000,000       Apr. 96      JPY  75.00         45,360
     Japanese Yen. . . . . . .       JPY  3,100,000,000       Jul. 96      JPY  78.25        127,100
                                                                                       -------------

Total outstanding written options (Premiums received $10,234,138). . . . . . . .           3,273,140
                                                                                       -------------
                                                                                       -------------


------------------------------------------------------------------------------------------------------


     Transactions in written call options during the six months ended September 30, 1995 were:


                                                                                 PREMIUMS
                                                   PRINCIPAL AMOUNT             RECEIVED ($)
                                            -------------------------------------------------
     Outstanding at
       March 31, 1995. . . . . . . . . . . .                        --                  --
     Contracts written . . . . . . . . . . .       JPY  27,232,000,000          10,234,138
                                            -------------------------------------------------
     Outstanding at
       September 30, 1995. . . . . . . . . .       JPY  27,232,000,000          10,234,138
                                                   -------------------          ----------
                                                   -------------------          ----------







        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 18


                                                                                FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------

                                                 STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1995
----------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $1,970,499,754)
     (Note A). . . . . . . . . . . . . . . . . . . . . . . . . .                     $ 2,409,947,139

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               1,735
Foreign currency holdings, at market (identified cost
     $2,185,958) (Note A). . . . . . . . . . . . . . . . . . . .                           2,186,512
Other receivables:
     Investments sold. . . . . . . . . . . . . . . . . . . . . .                           4,310,817
     Fund shares sold. . . . . . . . . . . . . . . . . . . . . .                           7,817,304
     Dividends and interest. . . . . . . . . . . . . . . . . . .                           4,573,181
     Foreign taxes recoverable . . . . . . . . . . . . . . . . .                           3,375,296
                                                                                     ---------------
       Total assets. . . . . . . . . . . . . . . . . . . . . . .                       2,432,211,984

LIABILITIES
Payables:
     Investments purchased . . . . . . . . . . . . . . . . . . . $     1,000,244
     Fund shares redeemed. . . . . . . . . . . . . . . . . . . .       1,430,214
     Accrued management fee (Note C) . . . . . . . . . . . . . .       1,637,827
     Other accrued expenses (Note C) . . . . . . . . . . . . . .       1,222,256
     Payable on closed forward foreign currency
       exchange contracts  (Note A). . . . . . . . . . . . . . .      24,772,197
     Written options, at market (premiums
       received $10,234,138) (Note A). . . . . . . . . . . . . .       3,273,140
                                                                ----------------
    Total liabilities. . . . . . . . . . . . . . . . . . . . . .                          33,335,878
                                                                                     ---------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                     $ 2,398,876,106
                                                                                     ---------------
                                                                                     ---------------
NET ASSETS
Net assets consist of:
     Accumulated distributions in excess of net
       investment income . . . . . . . . . . . . . . . . . . . .                     $   (2,034,659)
     Unrealized appreciation on:
       Investments . . . . . . . . . . . . . . . . . . . . . . .                         439,447,385
       Written options . . . . . . . . . . . . . . . . . . . . .                           6,960,998
       Foreign currency related transactions . . . . . . . . . .                             154,373
     Accumulated net realized gain . . . . . . . . . . . . . . .                          64,535,138
     Capital stock . . . . . . . . . . . . . . . . . . . . . . .                             529,357
     Additional paid#in capital. . . . . . . . . . . . . . . . .                       1,889,283,514
                                                                                     ---------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                     $ 2,398,876,106
                                                                                     ---------------
                                                                                     ---------------
NET ASSET VALUE, offering and redemption price per
     share ($2,398,876,106 + 52,935,692 shares of
     capital stock outstanding, $.01 par value,
     100,000,000 shares authorized)                                                           $45.32
                                                                                              ------
                                                                                              ------


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----
                                                                              19

SCUDDER INTERNATIONAL FUND
-------------------------------------------------------------------------------

     STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $2,407,770). . . . .                     $    26,252,461
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           5,838,795
                                                                                     ---------------
                                                                                          32,091,256

Expenses:
Management fee (Note C). . . . . . . . . . . . . . . . . . . . . $     9,663,550
Services to shareholders (Note C). . . . . . . . . . . . . . . .       1,911,106
Custodian and accounting fees (Note C) . . . . . . . . . . . . .       1,297,106
Directors' fees (Note C) . . . . . . . . . . . . . . . . . . . .          38,332
Reports to shareholders. . . . . . . . . . . . . . . . . . . . .         363,331
Auditing . . . . . . . . . . . . . . . . . . . . . . . . . . . .          75,378
Legal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21,497
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          70,552          13,440,852
                                                                 -----------------------------------
Net investment income. . . . . . . . . . . . . . . . . . . . . .                          18,650,404
                                                                                     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENT TRANSACTIONS
Net realized gain from:
     Investments . . . . . . . . . . . . . . . . . . . . . . . .      65,313,772
     Foreign currency related transactions . . . . . . . . . . .         100,211          65,413,983
                                                                 ---------------
Net unrealized appreciation (depreciation)
     during the period on:
     Investments . . . . . . . . . . . . . . . . . . . . . . . .     213,860,163
     Written options . . . . . . . . . . . . . . . . . . . . . .       6,960,998
     Foreign currency related transactions . . . . . . . . . . .        (453,846)        220,367,315
                                                                 -----------------------------------
Net gain on investment transactions. . . . . . . . . . . . . . .                         285,781,298
                                                                                     ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . .                       $ 304,431,702
                                                                                     ---------------
                                                                                     ---------------


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----
 20

                                                           FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

     STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                     ENDED             YEAR ENDED
                                                                  SEPTEMBER 30,         MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                                     1995                1995
----------------------------------------------------------------------------------------------------
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . $    18,650,404     $    11,123,382
Net realized gain from investment
     transactions. . . . . . . . . . . . . . . . . . . . . . . .      65,413,983          47,380,473
Net unrealized appreciation (depreciation) on
     investment transactions during the period . . . . . . . . .     220,367,315        (110,709,497)
                                                                 ---------------     ---------------
Net increase (decrease) in net assets
     resulting from operations . . . . . . . . . . . . . . . . .     304,431,702         (52,205,642)
                                                                 ---------------     ---------------
Distributions to shareholders from net
     realized gains ($2.42 per share). . . . . . . . . . . . . .               -        (129,363,905)
                                                                 ---------------     ---------------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . . . . . . . . . .     249,067,540         718,118,586
Net asset value of shares issued to
     shareholders in reinvestment
     of distributions. . . . . . . . . . . . . . . . . . . . . .               -          21,144,225
Cost of shares redeemed. . . . . . . . . . . . . . . . . . . . .    (346,782,106)       (663,875,447)
                                                                 ---------------     ---------------
Net increase (decrease) in net assets
     from Fund share transactions. . . . . . . . . . . . . . . .     (97,714,566)        175,387,364
                                                                 ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . . . . . .     206,717,136          (6,182,183)
Net assets at beginning of period. . . . . . . . . . . . . . . .   2,192,158,970       2,198,341,153
                                                                 ---------------     ---------------
NET ASSETS AT END OF PERIOD (including
     accumulated distributions in excess
     of net investment income of $2,034,659
     and $20,685,063, respectively). . . . . . . . . . . . . . . $ 2,398,876,106     $ 2,192,158,970
                                                                 ---------------     ---------------
                                                                 ---------------     ---------------
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period. . . . . . . . . . . .      55,183,581          51,177,699
                                                                 ---------------     ---------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . .       5,795,969          16,848,858
Shares issued to shareholders in
     reinvestment of distributions . . . . . . . . . . . . . . .               -           2,949,426
Shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . .      (8,043,858)        (15,792,402)
                                                                 ---------------     ---------------
Net increase (decrease) in Fund shares . . . . . . . . . . . . .      (2,247,889)          4,005,882
                                                                 ---------------     ---------------
Shares outstanding at end of period. . . . . . . . . . . . . . .      52,935,692          55,183,581
                                                                 ---------------     ---------------
                                                                 ---------------     ---------------


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                            ----
                                                                              21

SCUDDER INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                       SIX MONTHS
                                          ENDED                               YEARS EMDED MARCH 31,
                                      SEPTEMBER 30,  ----------------------------------------------------------------------------
                                          1995        1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                                       ---------     ------------------------------------------------------------------------------
Net asset value,
  beginning of period . . . . . .        $39.72      $42.96  $35.69  $34.36  $34.69  $37.00  $34.79  $33.43  $44.05  $36.93  $23.03
                                         ------      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment operations:
    Net investment income . . . .           .34         .21     .31     .38     .44     .80     .49     .40     .45     .47     .74
    Net realized and unrealized
      gain (loss) on investment
      transactions. . . . . . . .          5.26       (1.03)   7.74    2.64    (.37)   (.39)   5.30    4.15    (.86)  13.07   13.70
                                         ------      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from investment operations.          5.60        (.82)   8.05    3.02     .07     .41    5.79    4.55    (.41)  13.54   14.44
                                         ------      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions:
    From net investment
      income . . . . . . . . . . .            -           -    (.63)   (.83)      -    (.74)   (.43)   (.13)   (.82)   (.49)   (.41)
    In excess of net
      investment income  . . . . .            -           -    (.06)      -       -       -       -       -       -       -       -
    From net realized gains on
      investment transactions. . .            -       (2.42)   (.09)   (.86)   (.40)  (1.98)  (3.15)  (3.06)  (9.39)  (5.93)   (.13)
                                         ------      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions. . . . . . . .            -       (2.42)   (.78)  (1.69)   (.40)  (2.72)  (3.58)  (3.19) (10.21)  (6.42)   (.54)
                                         ------      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
  end of period  . . . . . . . . .       $45.32      $39.72  $42.96  $35.69  $34.36  $34.69  $37.00  $34.79  $33.43  $44.05  $36.93
                                         ------      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                         ------      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
TOTAL RETURN (%) . . . . . . . . .        14.10**     (2.02)  22.69    9.12     .18    1.46   17.08   14.34    (.47)  40.18   64.17
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) . . . . . . . . . .        2,399       2,192   2,198   1,180     933     929     783     550     559     791     597
Ratio of operating
  expenses to average net
  assets (%) . . . . . . . . . . .         1.15*       1.19    1.21    1.26    1.30    1.24    1.18    1.22    1.21    1.09     .99
Ratio of net investment income to
  average net assets (%) . . . . .         1.59*        .48     .75    1.13    1.25    2.22    1.33    1.20    1.16    1.19    2.60
Portfolio turnover rate (%). . . .         42.7*       46.3    39.9    29.2    50.4    70.1    49.4    48.3    54.8    66.5    36.0



(a)  Based on monthly average shares outstanding during the period.

 *   Annualized

**  Not Annualized
----
 22

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $8,977,487 (.37% of net assets) and have been noted in the investment portfolio as of September 30, 1995.

                                                                            ----

SCUDDER INTERNATIONAL FUND
--------------------------------------------------------------------------------

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium

----
 24

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                                                                            ----
                                                                             25

SCUDDER INTERNATIONAL FUND
--------------------------------------------------------------------------------

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 1994 through March 31, 1995, the Fund incurred approximately $1,139,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 1996.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting

----
 26

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the six months ended September 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $503,734,618 and $461,917,178, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 0.90% on the first $500,000,000 of the Fund's average daily net assets, 0.85% on the next $500,000,000, 0.80% on the next $1,000,000,000, and 0.75% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended September 30, 1995, the fee pursuant to the Agreement amounted to $9,663,550

                                                                            ----
                                                                             27

SCUDDER INTERNATIONAL FUND
--------------------------------------------------------------------------------

which was equivalent to an annual effective rate of 0.83% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,552,221 charged to the Fund by SSC for the six months ended September 30, 1995, of which $293,742 is unpaid at September 30, 1995.

Effective April 12, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1995, the amount charged to the Fund by SFAC aggregated $357,630, of which $126,531 is unpaid at September 30, 1995.

The Fund pays each Director not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1995, Directors' fees aggregated $38,332.


----
 28

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER INTERNATIONAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities of Scudder International Fund, including the investment portfolio, as of September 30, 1995, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended, and for the year ended March 31, 1995, and the financial highlights for the six-month period ended September 30, 1995 and for each of the ten years in the period ended March 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Fund as of September 30, 1995, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and for the year ended March 31, 1995, and the financial highlights for the six-month period ended September 30, 1995 and for each of the ten years in the period ended March 31, 1995, in conformity with generally accepted accounting principles.

Boston, Massachusetts     COOPERS & LYBRAND L.L.P.
November 14, 1995

                                                                           ----

INVESTMENT PRODUCTS AND SERVICES
The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
              Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
              Tax Free Money Market+                              Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
              Tax Free+                                                Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*              Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
              Growth and Income                                        Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                       Opportunities Fund, Inc.

 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER
Account Service and Information
-------------------------------------------------------------------------------

For existing account service and transactions
SCUDDER INVESTOR RELATIONS
1-800-225-5163

For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

SCUDDER AUTOMATED INFORMATION LINE (SAIL)
1-800-343-2890

Investment Information

To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

SCUDDER INVESTOR RELATIONS
1-800-225-2470

For establishing 401(k) and 403(b) plans

SCUDDER DEFINED CONTRIBUTION SERVICES
1-800-323-6105

Please address all correspondence to


THE SCUDDER FUNDS
P.O. BOX 2291
BOSTON, MASSACHUSETTS
02107-2291

Or stop by a Scudder Funds Center


Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

Boca Raton                            New York
Boston                                Portland, OR
Chicago                               San Diego
Cincinnati                            San Francisco
Los Angeles                           Scottsdale


For information on Scudder Treasurers Trust,(TM) an institutional cash management service for corporations, non-profit organizations and trusts that uses certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call 1-800-541-7703.


For information on Scudder Institutional Funds,* funds designed to meet the broad investment management service needs of banks and other institutions, call 1-800-854-8525.

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    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.